March 24, 2023

HUSSMAN STRATEGIC TOTAL RETURN FUND

TICKER SYMBOL: HSTRX

(a series of Hussman Investment Trust)

Supplement to Prospectus dated November 1, 2022

The Board of Trustees of the Hussman Strategic Total Return Fund (the “Fund”) has approved removing the redemption fee from the Fund effective March 31, 2023 as it believes that a redemption fee is no longer necessary to dissuade market timing and short-term trading in the Fund. Any redemption from the Fund (or exchange out of the Fund) with a trade date of April 1, 2023 or after will not be assessed a redemption fee, regardless of how long the shares were held.

Effective April 1, 2023, the fee table on page 1 of the Prospectus is revised as follows:

WHAT ARE THE FUND’S FEES AND EXPENSES?

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (as a percentage of amount redeemed)	None
Exchange Fee (as a percentage of amount exchanged)	None
Wire Transfer Fee	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution (12b-1) Fees	None
Other Expenses	0.25%
Acquired Fund Fees and Expenses	0.03%(1)
Total Annual Fund Operating Expenses	0.78%(2)(3)

(1)	Acquired Fund Fees and Expenses represent fees and expenses incurred indirectly by the Fund on investments in shares of money market mutual funds or exchange-traded funds.

(2)	Total Annual Fund Operating Expenses will differ from the Fund’s ratio of total expenses to average net assets as presented in the Fund’s Financial Highlights because operating expenses of the Fund as presented in the Financial Highlights do not include Acquired Fund Fees and Expenses.

(3)	The investment adviser has contractually agreed that, until November 1, 2023, it will waive its investment advisory fees and/or absorb or reimburse other Fund operating expenses to the extent necessary to limit the Fund’s annual operating expenses (excluding Acquired Fund Fees and Expenses, brokerage commissions, taxes, interest expense and any extraordinary expenses) to an amount not exceeding 0.75% of the Fund’s average daily net assets. Under the terms of this agreement, the Fund is obligated to reimburse the investment adviser the amount of advisory fees previously waived and Fund expenses previously absorbed or reimbursed by the investment adviser for a period of three years from the date such fees or expenses were waived, absorbed or reimbursed, but only if such reimbursement does not cause the Fund’s operating expenses (after reimbursement by the Fund is taken into account) to exceed the lesser of: (i) the expense limitation in effect at the time such fees and expenses were waived, absorbed or reimbursed by the investment adviser; and (ii) the expense limitation in effect at the time the investment adviser seeks reimbursement. This agreement may not be terminated by the investment adviser without the approval of the Board of Trustees of the Trust. The investment adviser may agree to continue after November 1, 2023 the current arrangement to limit the Fund’s expenses or to implement a similar arrangement, but it is not obligated to do so.

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Effective April 1, 2023, all references to the redemption fee are removed in their entirety from the following sections of the Prospectus:

■	How the Fund Values Its Shares - The last sentence on page 27.

■	How to Buy Shares - Frequent Purchases and Redemptions of Fund Shares - The last sentence in the first paragraph and the sixth sentence in the second paragraph on page 32; and the third sentence in the third paragraph on page 33.

■	How to Exchange Shares - The third sentence in the first paragraph on page 34.

■	How to Redeem Shares - The Redemption Fee sub-section on page 37 and the last sentence in the Minimum Account Balance sub-section on page 38.

Please keep this supplement for future reference.